Exhibit 10.97

2014-2015 FREE ON-LINE ELECTRONIC TAX FILING AGREEMENT AMENDMENT

WHEREAS, the Alliance and the IRS entered into a 3-year agreement which was published in the Federal Register (Vol. 67, No. 153, Page 51621) on August 8, 2002, and executed on October 30, 2002, that set forth parameters to which industry members of the Alliance would offer online tax preparation and filing services to taxpayers at no cost to taxpayers “Services”;

WHEREAS, the Alliance and the IRS entered into agreement to extend the term of the original agreement, as modified, for an additional period of 4 years, from October 30, 2005, until October 30, 2009;

WHEREAS, the Alliance and the IRS entered into agreement to extend the term of the original agreement, as modified, for an additional period of 4 years, from October 30, 2009, until October 30, 2014;

WHEREAS, both the Alliance and the IRS wish to extend this agreement to cover future filing seasons;

NOW THEREFORE, the Alliance and the IRS, hereby mutually agree to amend and extend the agreement executed on October 30, 2002, subject to the following changes and additional conditions:

I.
The Alliance applied for 501(c)(3) tax-exempt organization status, and the IRS granted Free File, Incorporated such status in 2012. Therefore, the parties agree that all instances of the name “Free File Alliance” within this agreement are hereby replaced by the official non-profit name of “Free File, Inc.”

II.
This agreement will extend the term of the original agreement and subsequent amendments for an additional 1-year period from October 30, 2014, to October 30, 2015. It is the current intention of the IRS and Free File, Inc. to enter a multi-year amendment to the agreement before the expiration of this 1-year amendment. The parties intend to commence this negotiation after the tax season is completed on April 15, 2014, with an intention to meet no later than June 2014, and to reach a new multi-year agreement no later than December 1, 2014.

/S/ DEBRA HOLLAND
Debra Holland
Commissioner, Wage and Investment Division
Internal Revenue Service

/S/ TIMOTHY D. HUGO
Timothy Hugo
Executive Director, Free File, Inc.